John Hancock Funds II

Fundamental Large Cap Core Fund

Supplement dated September 17, 2015 to the current Prospectus, as may be supplemented to date

On September 16, 2015, the Board of Trustees of John Hancock Funds II, of which Fundamental Large Cap Core Fund is a series, voted to recommend that the shareholders of Fundamental Large Cap Core Fund approve a reorganization, that is expected to be tax-free, of Fundamental Large Cap Core Fund into John Hancock Large Cap Equity Fund (“Large Cap Equity Fund”), a series of John Hancock Investment Trust, as described below (the “Reorganization”). Shareholders of record as of October 26, 2015, will be entitled to vote on the Reorganization.

Under the terms of the Reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on or about January 19, 2016, Fundamental Large Cap Core Fund would transfer all of its assets to Large Cap Equity Fund in exchange for corresponding shares of Large Cap Equity Fund. Large Cap Equity Fund would also assume substantially all of Fundamental Large Cap Core Fund’s liabilities. The corresponding shares of Large Cap Equity Fund would then be distributed to Fundamental Large Cap Core Fund’s shareholders, and Fundamental Large Cap Core Fund would be terminated. If approved by Fundamental Large Cap Core Fund’s shareholders, the Reorganization is expected to occur as of the close of business on or about February 5, 2016 (the “Closing Date”). Further information regarding the proposed Reorganization will be contained in a proxy statement and prospectus, which is scheduled to be mailed to Fundamental Large Cap Core Fund’s shareholders in November 2015.

Fundamental Large Cap Core Fund will remain open to purchases and redemptions from existing shareholders until the Closing Date. Fundamental Large Cap Core Fund will not accept orders from new investors to purchase shares of Fundamental Large Cap Core Fund, effective as of the close of business on October 23, 2015. However, discretionary fee-based advisory programs that include Fundamental Large Cap Core Fund as an investment option as of the close of business on October 23, 2015, may continue to make Fund shares available to new and existing accounts.

Prior to the Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of Fundamental Large Cap Core Fund.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.